Supplemental Cash Flow Information - Schedule of Reconciliation of Cash, Cash Equivalents and Restricted Cash - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Supplemental Cash Flow Elements [Abstract]
Cash and cash equivalents (note 15a)	$ 153,726	$ 168,409	$ 215,738	$ 92,069
Restricted cash – current	9,210	2,910	42,376	11,888
Restricted cash – long-term	25,032	13,075	7,832	38,100
Total	$ 187,968	$ 184,394	$ 265,946	$ 142,057